UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2020

AMERICAN EDUCATION CENTER, INC.

(Exact name of registrant as specified in its charter)

NEVADA	333-201029	38-3941544
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Wall Street, 8th Fl. New York, NY	10005
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (212) 825-0437

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

Due to the outbreak of coronavirus disease 2019 (COVID-19), American Education Center, Inc. (the “Company”) is filing this current report on Form 8-K to avail itself of an extension to file its Quarterly Report on Form 10-Q for the period ended March 31, 2020 (the “Quarterly Report”), originally due on May 15, 2020, relying on an order issued by the Securities and Exchange Commission (the “SEC”) on March 25, 2020 pursuant to Section 36 of the Securities Exchange Act of 1934, as amended (Release No. 34-88318) regarding exemptions granted to certain public companies.

In December 2019, a novel strain of coronavirus was reported to have surfaced in Wuhan, China, which has and is continuing to spread throughout China and other parts of the world, including the United States. On January 30, 2020, the World Health Organization declared the outbreak of the coronavirus disease (COVID-19) a “Public Health Emergency of International Concern,” and on March 11, 2020, the World Health Organization characterized the outbreak as a “pandemic”. Guangdong Province, where we conduct a substantial part of our business, is one of the most affected areas in China. The PRC government mandatory closure of businesses and banks prohibited Company personnel from obtaining the Company seal to gain access to the Company’s bank account, which cannot be conducted remotely. Since late January 2020, the Company’s employees were asked to work remotely and had very restricted access to the office building. As a result, the Company’s books and records were not easily accessible, resulting in delay in preparation and completion of its financial statements. Additionally, transportation restriction and closure of businesses were enforced until May 2020, and the Company did not return to pre-COVID-19 work and business schedule until mid-May 2020, which caused delay for the auditors to complete their review process in order to prepare their audit report. A letter from the auditors stating the reasons of their inability to timely prepare the audit report for the Company for the period ended March 31, 2020 is filed herewith as Exhibit 99.1.

Based on the foregoing, the Company expects to file the Quarterly Report on Form 10-Q no later than June 29, 2020.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Exhibit

99.1	Letter from Auditors regarding Reasons of the Inability to Timely Issue the Audit Report

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EDUCATION CENTER, INC.

May 14, 2020	By:	/s/ Max P. Chen
Max P. Chen
Chief Executive Officer and President, Chairman of the Board